MARCH 1, 2018

SUPPLEMENT TO

Hartford Total Return Bond ETF

A SERIES OF HARTFORD FUNDS EXCHANGE-TRADED TRUST

SUMMARY PROSPECTUS

DATED SEPTEMBER 28, 2017

AND

PROSPECTUS

DATED SEPTEMBER 15, 2017

This Supplement contains new and additional information and should be read in connection with your Prospectus and Summary Prospectus.

Effective immediately, the Summary Prospectus and Prospectus will be revised as follows:

1.	Under the heading “Principal Risks” in the Summary Prospectus and the summary section of the Prospectus, the following paragraph is added at the end of the section:

Securities Lending Risk–The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

2.	Under the heading “Additional Information Regarding Investment Strategies and Risks– More Information About Risks” in the Prospectus, the following changes are made:

a.	The following paragraph is added as a principal risk of the Fund:

Securities Lending Risk–The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process — especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a securities lending agent has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed and the agent fails to indemnify the Fund.

b.	The following paragraph is added as an additional risk of the Fund:

Collateralized Loan Obligation Risk―Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

c.	Under the heading “Additional Information Regarding Investment Strategies and Risks – More Information About Risks” in the Prospectus, the following rows are added to the table of principal and additional risks:

✓ Principal Risk X Additional Risk	Total Return Bond ETF
Collateralized Loan Obligation Risk	X
Securities Lending Risk	✓

d.	The following paragraph is added immediately before the paragraph entitled “Use of Cash or Money Market Investments:”

Transactions in Fund shares by the Adviser and its Affiliates. HFMC and its affiliates may purchase and sell Fund shares in secondary market transactions on behalf of their own accounts or the accounts of their advisory clients. Such investments and transactions in Fund shares may be substantial in comparison to the investments and transactions in Fund shares by non-affiliated investors. In particular, HFMC is the investment manager to a group of asset allocation funds (each an “Asset Allocation Fund” and, collectively, the “Asset Allocation Funds”), each of which operates as a fund-of-funds and invests substantially all of its assets in underlying funds for which HFMC serves as the investment manager, including the Funds. The Asset Allocation Funds may currently and from time to time hold (or beneficially own) a substantial percentage of a Fund’s outstanding shares. To the extent that an Asset Allocation Fund owns more than 25% of a Fund’s shares, the Asset Allocation Fund will be deemed to hold a controlling interest in the Fund. Such controlling interest may create a conflict of interest for HFMC in managing both the Fund and the Asset Allocation Funds. To address the potential conflicts of interest that may arise from managing the Funds and other accounts, including the Asset Allocation Funds, HFMC has adopted policies and procedures that are designed to identify and mitigate the risks associated with these potential conflicts of interests. For example, HFMC or an Asset Allocation Fund generally will vote Fund shares that it beneficially owns in the same proportion as the votes of other non-affiliated beneficial owners of the same Fund. In addition, HFMC and its affiliates, including the Asset Allocation Funds, may from time to time be substantially, if not entirely, responsible for the trading activity in a Fund’s shares, which may be, comprised of purchase or sale transactions initiated by HFMC and its affiliates. Such trading activity by the Fund’s affiliates may impact other investors seeking to purchase or sell Fund shares at the same time, which may diminish over time to the extent that the Fund increases in size and becomes more broadly owned.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

HV-7355ETF	March 2018